Exhibit 10.2

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Fifth Amendment”) dated as of July 10, 2008 is made by and among TRIUMPH GROUP, INC., a Delaware corporation (the “Borrower”); and PNC BANK, NATIONAL ASSOCIATION, a national banking association as Administrative Agent for the Banks under the Amended and Restated Credit Agreement referred to herein (hereinafter referred to in such capacity as the “Administrative Agent”); BANK OF AMERICA, N.A., in its capacity as syndication agent for the Banks under such agreement (hereinafter referred to in such capacity as the “Syndication Agent”); CITIZENS BANK OF PENNSYLVANIA, in its capacity as documentation agent for the Banks under such agreement (herein referred to in such capacity as the “Documentation Agent”) and each of MANUFACTURERS AND TRADERS TRUST COMPANY and JPMORGAN CHASE BANK, N.A., each in its capacity as Managing Agent for the Banks under such agreement (hereinafter referred to in such capacity as the “Managing Agent”); and PNC BANK, NATIONAL ASSOCIATION; BANK OF AMERICA, N.A.; CITIZENS BANK OF PENNSYLVANIA; MANUFACTURERS AND TRADERS TRUST COMPANY; NATIONAL CITY BANK; JPMORGAN CHASE BANK, N.A.; SOVEREIGN BANK; BRANCH BANKING AND TRUST COMPANY; TRISTATE CAPITAL BANK AND LASALLE BANK NATIONAL ASSOCIATION as the Banks.

Reference is made to the Amended and Restated Credit Agreement dated as of July 27, 2005, by and among the Borrower, the Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Managing Agents, as amended pursuant to that First Amendment To Amended And Restated Credit Agreement dated as of September 18, 2006, as amended pursuant to that Second Amendment to Amended and Restated Credit Agreement dated as of October 20, 2006, as amended pursuant to that Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 2006, and as amended pursuant to that Fourth Amendment to Amended and Restated Credit Agreement dated as of October 15, 2007 (as so amended, the “Credit Agreement”).  (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Credit Agreement.)

The Borrower, the Banks and the Agents have agreed that the Credit Agreement be amended as provided herein, effective as of the date hereof.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                                       Amendments to Credit Agreement.

(a)                                  Section 1.1. of the Credit Agreement is hereby amended as follows:

(i)                         The following defined term shall be added to Section 1.1:

“Fifth Amendment means the Fifth Amendment to Amended and Restated Credit Agreement dated as of July 10, 2008, by and among the parties hereto, amending this Agreement.”

(ii)                      The definition of “Indebtedness” in Section 1.1 is hereby amended by adding the following to the end of such definition:

“Without limiting the generality of the foregoing, Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis, shall include, without duplication and without limitation, the obligations of the Borrower and/or its Subsidiaries (including without limitation, the SP Sub) under the Transaction Documents (as defined in the Receivables Purchase Agreement); provided however that the provisions of this sentence shall apply solely for purposes of calculation of financial covenants set forth in this Agreement.”

(iii)                   The existing definition of “Material Subsidiary” is hereby deleted and replaced with the following:

“Material Subsidiary means any Subsidiary of the Borrower with respect to which either (i) the aggregate Investment by the Borrower and the Guarantors in such Subsidiary exceeds $10,000,000.00, or (ii) the percentage of Consolidated Adjusted EBITDA over the most recent four (4) quarters then ended attributable to such Subsidiary is greater than 5% of Consolidated Adjusted EBITDA over the same period, provided however that, notwithstanding the foregoing, so long as the SP Sub owns no assets other than trade accounts receivable, related rights, related lock-box bank accounts and proceeds thereof and sufficient other assets that, when added to the foregoing, enables it to satisfy the minimum tangible net worth test set forth in the Receivables Purchase Agreement and any other assets that are necessary or appropriate for the SP Sub to maintain an arm’s-length relationship with the Borrower and Guarantors, the SP Sub shall not be a Material Subsidiary while the Receivables Facility remains in place.”

(iv)                  The existing definition of “Permitted Liens” is hereby amended by deleting the “.” at the end of clause (xii) of such definition and adding the following:

“ ; and

(xiii) Liens on the Pool Assets granted by the SP Sub and the Liens granted by the Originators on the Receivables and the Related Rights in accordance with the Receivables Purchase and Sale Agreement, in each case in connection with the Receivables Facility.”

(v)                     The following defined term shall be added to Section 1.1:

“Pool Assets has the meaning given to such term in the Receivables Purchase Agreement.”

(vi)                  The following defined term shall be added to Section 1.1:

“Receivables Facility means the receivables financing facility structured by PNC Capital Markets LLC and administered by PNC Bank and intended to close on or about the date of the Fifth Amendment, evidenced by the Receivables Purchase Agreement and the other Transaction Documents (as defined in the Receivables Purchase Agreement) whereby the Borrower and certain of its Subsidiaries (collectively, with the Borrower, the “Originators”) from time to time shall sell, transfer, convey, assign or contribute the Receivables (as defined in the Receivables Purchase Agreement) and the Related Rights (as defined in the Receivable Purchase and Sale Agreement) to the SP Sub, which, in turn, shall sell undivided variable percentage interests in the Purchased Interests (as defined in the Receivables Purchase Agreement) to the Purchasers (as defined in the Receivables Purchase Agreement).”

(vii)               The following defined term shall be added to Section 1.1:

“Receivables Performance Guaranty means the Performance Guaranty executed by the Borrower on or about the date of the Fifth Amendment, as a performance guarantor, in favor of PNC Bank, as the Administrator under the Receivables Facility, as the same may be amended, supplemented, restated or otherwise modified from time to time.”

(viii)            The following defined term shall be added to Section 1.1:

“Receivables Purchase Agreement means that certain Receivables Purchase Agreement, dated on or about the date of the Fifth Amendment, among the SP Sub, the Borrower, as the Servicer thereunder, PNC Bank, as the Administrator thereunder, and the Purchasers, as the same may be amended, supplemented, restated or otherwise modified from time to time.”

(ix)                    The following defined term shall be added to Section 1.1:

“Receivables Purchase and Sale Agreement that certain Purchase and Sale Agreement, dated on or about the Fifth Amendment, amount the SP Sub, the Originators and the Borrower, as the initial Servicer thereunder, as the same may be amended, supplemented, restated or otherwise modified from time to time.”

(x)                       The following defined term shall be added to Section 1.1:

“SP Sub means Triumph Receivables, LLC, a wholly owned, bankruptcy remote Subsidiary of the Borrower.”

(b)                                 Section 5.1.23 of the Credit Agreement is hereby amended by deleting clause (i) thereof and replacing it with the following:

“(i) its Obligations under this Agreement, the Notes and the other Loan Documents shall be senior to, or pari passu with, any outstanding Indebtedness, and ”

(c)                                  Section 7.2.1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“7.2.1.1         General Covenant:

Other than (a) the Indebtedness under the Loan Documents, and (b) Indebtedness of the SP Sub (but only the SP Sub) incurred in connection with the Receivables Facility up to a maximum principal amount of $125,000,000.00 (or such greater amount that may be approved in writing by the Required Banks), the Borrower shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist

(i) any secured Indebtedness, except, subject to Section 7.2.1.2 [Limitation on Aggregate Amount], for Indebtedness secured by Permitted Liens; or

(ii) any unsecured Indebtedness, except, subject to Section 7.2.1.2 [Limitation on Aggregate Amount], for:

                                                (y) notes issued in favor of the seller as consideration for an acquisition permitted under Section 7.2.6(ii) hereof; provided that: (A) the Indebtedness evidenced by such notes is included in the consideration for such acquisition, and (B) such notes are subordinated in all respects to the Obligations in a manner satisfactory to the Administrative Agent; provided, further, that such notes may be repaid in accordance with their terms at or before the Expiration Date so long as no Event of Default or Potential Default then exists or will result from such payment, and

                                                (z) other unsecured Indebtedness; provided that (A) the Obligations under this Agreement, the Notes and each of the other Loan Documents rank at least pari passu in priority of payment with such unsecured Indebtedness and (B) no Event of Default or Potential Default then exists nor will result from incurring such unsecured Indebtedness.”

(d)                                 Section 7.2.1.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“7.2.1.2         Limitation on Aggregate Amount.

The sum of the outstanding principal amount of (A) all Indebtedness of Subsidiaries (other than the SP Sub), including Guaranties (other than the Guaranty and Suretyship Agreement executed in connection herewith), plus (B) secured Indebtedness of the Borrower shall not at any time exceed 20% of Consolidated Net Worth as of each quarter end, and with respect to any determinations of this covenant within a fiscal quarter as of the end of the immediately preceding fiscal quarter.”

(e)                                  Section 7.2.3 of the Credit Agreement is hereby amended by deleting the “.” from the end thereof and adding the following:

“; and

(vi)                              the Receivables Performance Guaranty.”

(f)                                    Section 7.2.4 of the Credit Agreement is hereby amended by deleting clause (v) thereof and replacing it with the following:

“(v)  Investments in (a) the SP Sub, and (b) Joint Ventures and Subsidiaries which are not Loan Parties, (other than SP Sub), provided that (1) aggregate amount of Investments in Joint Ventures and Subsidiaries described in this clause (b) shall not at any time exceed $20,000,000.00, and (2) the aggregate amount of Investments in Joint Ventures shall not at any time exceed $10,000,000.00; and ”

(g)                                 Section 7.2.7 of the Credit Agreement is hereby amended by deleting the “.” at the end of the clause (vii) thereof, and replacing it with the following:

“; and

(viii)                        to the extent done as part of the Receivables Financing, the sale, contribution, transfer, conveyance or assignment of Receivables and Related Rights by the Borrower and its Subsidiaries to the SP Sub and the sale by the SP Sub of individual variable percentage interests in the Purchased Interests to the Purchaser.”

(h)                                 Section 7.2.8 of the Credit Agreement is hereby deleted and replaced with the following:

“7.2.8                  Affiliate Transaction.

Except for the Borrower and its Subsidiaries entering into, and performing their obligations under, the Receivables Purchase Agreement and the other Transaction Documents, the Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction (including purchasing property or services from or selling property or services to any

Affiliate of the Borrower or other Person, but excluding transactions exclusively among Loan Parties) unless such transaction is not otherwise prohibited by the Agreement, is entered into in the ordinary course of business upon fair and reasonable arm’s-length terms and conditions and is in accordance with all applicable Law.  The payment of customary directors’ fees shall not be considered a prohibited Affiliate transaction.”

(i)                                     Section 8.1.5 of the Credit Agreement is hereby deleted and replaced with the following:

“8.1.5                  Defaults in Other Agreement or Indebtedness.

(a)                                  A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which the Borrower or Subsidiary of the Borrower may be obligated as a borrower or guarantor in excess of $2,500,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any Indebtedness (and such right shall not have been waived) or the termination of any commitment to lend, or (b) without limiting the foregoing, there occurs any “Event of Default” under the Senior Note Purchase Agreements, or (c) without limiting the foregoing, there occurs any default or event of default under the Convertible Debt Documents, or (d) without limiting the foregoing, the Receivables Facility is terminated prior to maturity as a result of a breach, default, event of default, or Termination Event (as defined in the Receivables Purchase Agreement);”

2.                                       Effectiveness of Fifth Amendment.  This Fifth Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied.

(a)                                  Execution of this Fifth Amendment.

This Fifth Amendment shall have been executed by the Borrower, each of the Guarantors and each of the Required Banks.

(b)                                 Fees and Expenses.

The Borrower shall have paid to the Administrative Agent all fees and expenses due and payable, including fees of the Administrative Agent’s counsel.

(c)                                  Closing under the Receivables Financing.

The Receivables Financing shall be consummated and all material documentation required in connection therewith and reviewed and found acceptable by the Administrative Agent shall have been executed and delivered and shall become effective simultaneously with the closing under this Fifth Amendment.

3.                                       Miscellaneous.

(a)                                  All of the terms, conditions, provisions and covenants in the Notes, the Credit Agreement, the Loan Documents, and all other documents delivered to the Banks and the Administrative Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Fifth Amendment and are hereby ratified and confirmed.

(b)                                 This Fifth Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(c)                                  The Borrower shall reimburse the Administrative Agent for all expenses for which the Administrative Agent is entitled to be reimbursed, including the fees of counsel for the Administrative Agent in connection with this Fifth Amendment.

(d)                                 Each and every one of the terms and provisions of this Fifth Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Banks and the Administrative Agent and their respective successors and assigns.

(e)                                  This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

(f)                                    The execution and delivery of this Fifth Amendment shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

(g)                                 The Borrower represents and warrants that there exists no Event of Default or Potential Default.

(h)                                 The Borrower represents and warrants that all of the Persons required to be “Guarantors” are in fact Guarantors, have become a party to the Guaranty and Suretyship Agreement by executing and delivering to the Administrative Agent on behalf of the Banks the guarantor joinder, and have executed this Fifth Amendment as of the date hereof.

(i)                                     The Loan Parties hereby represent and warrant to the Administrative Agent and the Banks that after giving effect to this Fifth Amendment, (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date, and (b) the Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement, as amended hereby and the other Loan Documents.  This Fifth Amendment has been duly executed by an authorized officer of each Loan Party.  The execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation or organization, bylaws, operating agreement or other agreement governing or binding upon any of the Loan Parties or any of their property.

[SIGNATURE PAGE 1 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ATTEST:	TRIUMPH GROUP, INC.

By:	By:	(SEAL)
Name:	Name:
Title:	Title:

[SIGNATURE PAGE 2 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE 3 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Syndication Agent

By:
Name:
Title:

[SIGNATURE PAGE 4 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA,
individually and as Documentation Agent

By:
Name:
Title:

[SIGNATURE PAGE 5 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS
TRUST COMPANY, individually and as
Managing Agent

By:
Name:
Title:

[SIGNATURE PAGE 6 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
individually and as Managing Agent

By:
Name:
Title:

[SIGNATURE PAGE 7 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

NATIONAL CITY BANK

By:
Name:
Title:

[SIGNATURE PAGE 8 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SOVEREIGN BANK

By:
Name:
Title:

[SIGNATURE PAGE 9 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST
COMPANY

By:
Name:
Title:

[SIGNATURE PAGE 10 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LASALLE BANK NATIONAL
ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE 11 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

TRISTATE CAPITAL BANK

By:
Name:
Title:

[SIGNATURE PAGE 12 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ACCEPTED AND AGREED BY
GUARANTORS AS FOLLOWS:

NU-TECH BRANDS, INC.
TRIUMPH BRANDS, INC.
TRIUMPH GROUP ACQUISITION CORP.

By:
Name:
Title: President and Treasurer of each of the above named companies

CONSTRUCTIONS BREVETEES D’ALFORTVILLE SAS
TRIUMPH LOGISTICS-UK, LIMITED (f/k/a Triumph Aftermarket Services (Europe) Limited)
TRIUMPH CONTROLS (EUROPE) SAS
TRIUMPH INTERIORS LIMITED

By:
Name:
Title: Director

[SIGNATURE PAGE 13 OF 13 TO THE
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS (cont.):

TRIUMPH AEROSPACE SYSTEMS - NEWPORT NEWS, INC.
TRIUMPH ACCESSORY SERVICES - GRAND PRAIRIE, INC.
TRIUMPH FABRICATIONS - FORT WORTH, INC. (f/k/a Aerospace Technologies, Inc.)
CBA ACQUISITION, LLC
TRIUMPH FABRICATIONS - HOT SPRINGS, INC. (f/k/a Chem-Fab Corporation)
TRIUMPH PROCESSING, INC. (f/k/a DV Industries, Inc.)
TRIUMPH ACTUATION SYSTEMS - VALENCIA, INC. (f/k/a EFS Aerospace, Inc.)
TRIUMPH ACTUATION SYSTEMS, LLC (f/k/a Frisby Aerospace, LLC)
TRIUMPH ACTUATION SYSTEMS - CONNECTICUT, LLC (f/k/a HTD Aerospace, LLC)
HT PARTS, LLC
LAMAR ELECTRO-AIR CORPORATION
TRIUMPH AEROSPACE SYSTEMS - WICHITA, INC. (f/k/a Lee Aerospace, Inc.)
TRIUMPH STRUCTURES - KANSAS CITY, INC. (f/k/a Nu-Tech Industries, Inc.)
THE TRIUMPH GROUP OPERATIONS, INC.
TRIUMPH AEROSPACE SYSTEMS GROUP, INC.
TRIUMPH AFTERMARKET SERVICES GROUP, INC.
TRIUMPH AIRBORNE STRUCTURES, INC. (formerly Airborne Nacelle Services, Inc.)
TRIUMPH AVIATIONS, INC.
TRIUMPH FABRICATIONS - SAN DIEGO, INC. (f/k/a Triumph Components - San Diego, Inc.)
TRIUMPH COMPOSITE SYSTEMS, INC.
TRIUMPH CONTROLS, LLC (f/k/a Triumph Controls, Inc.)

TRIUMPH ENGINEERED SOLUTIONS, INC. (formerly Stolper-
Fabralloy Company and Triumph Components - Arizona, Inc. and
successor by merger to Advanced Materials Technologies, Inc. and
Triumph Precision, Inc.)

TRIUMPH ENGINEERING SERVICES, INC.
TRIUMPH GEAR SYSTEMS, INC.
TRIUMPH GEAR SYSTEMS - MACOMB, INC. (formerly ACR Industries, Inc.)
TRIUMPH GROUP ACQUISITION HOLDINGS, INC.
TRIUMPH INSTRUMENTS, INC. (f/k/a Triumph/JDC Company)
TRIUMPH PRECISION CASTINGS CO.
TRIUMPH STRUCTURES - LOS ANGELES, INC. (formerly Hydro- Mill Co. and successor by merger to Ralee Engineering Co.)
TRIUMPH THERMAL SYSTEMS, INC.
TRIUMPH TURBINE SERVICES, INC.
TRIUMPH STRUCTURES - WICHITA, INC.
TRIUMPH INTERIORS, LLC

By:
Name:
Title: Vice President and Treasurer of each of the above named companies